UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2006

TRAMMELL CROW COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-13531	75-2721454
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

2001 Ross Avenue
Suite 3400
Dallas, Texas	75201
(Address of principal	(Zip code)
executive offices)

Registrant’s telephone number, including area code:  (214) 863-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

Trammell Crow Company ( “TCC”) announced today that it has entered into an Agreement and Plan of Merger, dated October 30, 2006, with CB Richard Ellis Group, Inc. (“CBRE”) and A-2 Acquisition Corp., a wholly owned subsidiary of CBRE (“Merger Sub”).  Subject to the terms and conditions in the Merger Agreement, Merger Sub will be merged with and into TCC (the “Merger”), and TCC will survive the Merger as a wholly-owned subsidiary of CBRE (the “Surviving Corporation”).  At the effective time of the Merger (the “Effective Time”) each share of common stock, par value $0.01 per share (the “Common Stock”), of TCC  outstanding immediately prior to the Effective Time will be converted into the right to receive $49.51 in cash (the “Merger Consideration”).  In addition, each outstanding option for shares of Common Stock (each, a “TCC Option”) will automatically be converted at the Effective Time into the right to receive a cash payment from the Surviving Corporation following the vesting and exercise of such option equal to the difference between the Merger Consideration and the exercise price of such option, less any applicable withholding taxes (the “Option Consideration”).  Outstanding unvested TCC Options will continue to vest and become exercisable for the right to receive the Option Consideration in accordance with the terms of the option contract between TCC and such holder of the unvested TCC Option.  Each share of Common Stock (1) outstanding immediately prior to the Effective Time that is subject to vesting or other lapse restrictions pursuant to any TCC option or incentive plan or any applicable restricted stock award agreement, or (2) underlying performance unit awards, will be converted at the Effective Time into the right to receive a cash amount from the Surviving Corporation equal to the Merger Consideration, less any applicable withholding taxes.

TCC has made various representations and warranties and covenants in the Merger Agreement, including, among others, not to (1) solicit proposals relating to alternative business combination transactions or (2) subject to certain exceptions which permit the board of directors of TCC (the “TCC Board”) to comply with its fiduciary duties, enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions.  In addition, subject to certain exceptions which permit the TCC Board to comply with its fiduciary duties, the TCC Board has agreed to recommend that TCC’s stockholders vote in favor of adopting and approving the Merger Agreement.  The Merger Agreement also includes covenants pertaining to the operation of TCC’s business between the date of the Merger Agreement and the Effective Time.

The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, TCC may be required to pay CBRE a termination fee equal to $40,000,000.  The Merger Agreement also provides that, in certain circumstances more fully described in the Merger Agreement, if (1) the Merger Agreement is terminated by TCC or CBRE because regulatory clearance is not received from the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (2) stockholder approval of the Merger Agreement has been obtained, and (3) no breach of the Merger Agreement by either TCC or CBRE was the principal cause of, or resulted in, the failure of the Merger to occur, then CBRE will be required to pay TCC a termination fee equal to $100,000,000.  In addition, if the Merger Agreement is terminated in other circumstances, including due to a material breach by CBRE, then CBRE will be required to pay TCC liquidated damages in the amount of $200,000,000.

Consummation of the Merger is subject to various conditions, including, among others, approval and adoption of the Merger Agreement by TCC’s stockholders, the receipt of regulatory approvals, including the termination of any applicable waiting periods under the HSR Act, and other customary closing conditions.  The Merger is not conditioned on the receipt of financing by CBRE.

CBRE has obtained a commitment from Credit Suisse and Credit Suisse Securities (USA) LLC (collectively, the “Lender”) to provide CBRE with senior secured financing to fund CBRE’s payment obligations with respect to the Merger and the other transactions contemplated by the Merger Agreement.  The Lender’s commitment is subject to customary conditions.

Following the Merger, TCC will cease to be a reporting company under the Securities Exchange Act of 1934, as amended, and its Common Stock will cease to be traded on the New York Stock Exchange.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

Voting Agreements

In connection with the Merger Agreement, each of William F. Concannon, James R. Groch, Matthew S. Khourie, Michael J. Lafitte, Derek R. McClain, Diane S. Paddison, T. Christopher Roth, John A. Stirek and Robert E. Sulentic (each, a “Voting Agreement Participant”) entered into stock voting agreements with CBRE, Merger Sub and TCC (the “Voting Agreements”).  Pursuant to the terms and subject to the conditions of the Voting Agreements, these officers of TCC agreed to vote their shares of Common Stock: (1) in favor of the Merger, (2) against any proposal in opposition or competition with the Merger, and (3) against any actions that impede the Merger or adversely affect the completion of the Merger.  In addition, these officers of TCC agreed in broad terms not to transfer shares of Common Stock, or voting rights to shares of Common Stock, with limited exceptions (e.g., pursuant to court orders, testamentary transfers, etc.).

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the Voting Agreements, a form of which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

First Amendment to the TCC Severance Pay Policy

TCC amended the TCC Severance Pay Policy (the “Severance Pay Policy”) on October 30, 2006, to provide: (1) that if an eligible employee is involuntarily terminated without cause during the period beginning on the Effective Time and ending on the one-year anniversary of the Effective Time (the “Transition Period”), such employee will be entitled to severance under the

Severance Pay Policy; (2) that any eligible employee who is entitled to receive enhanced severance pay under the Severance Pay Policy as a result of an involuntarily termination without cause during the Transition Period will receive an additional amount equal to 50% of such enhanced severance pay (“Supplemental Severance Pay”); (3) that enhanced severance pay and Supplemental Severance Pay will be paid in cash in a lump sum as soon as practicable following TCC’s or its successor’s receipt of the employee’s written release; and (4) that the maximum amount an eligible employee can receive under the Severance Pay Policy is 36 weeks of base pay plus Supplemental Severance Pay, if applicable.

The Severance Pay Policy is binding on TCC and its successors and assigns.  The amendment to the Severance Pay Policy will terminate automatically if the Merger Agreement terminates.

The foregoing description of the Severance Pay Policy does not purport to be complete and is qualified in its entirety by reference to the Severance Pay Policy, which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

The TCC 2006 Annual Principal Bonus Plan

TCC adopted the 2006 Annual Principal Bonus Plan (the “2006 Bonus Plan”) on October 30, 2006.  The 2006 Bonus Plan will reward eligible participants for their contributions to TCC’s business performance during the 2006 fiscal year.  The 2006 Bonus Plan provides that a bonus pool will be allocated among Eligible Participants prior to March 9, 2007.  The allocated portion of the bonus pool will be paid to such eligible participants in cash in a lump-sum payment no later than March 15, 2007.  The amount of the bonus pool and the allocation thereof to the eligible participants will be determined as provided in the 2006 Bonus Plan.

The 2006 Bonus Plan is binding on TCC and its successors and assigns.

The foregoing description of the 2006 Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the 2006 Bonus Plan, which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

First Amendment to Performance Unit Award Agreements under the TCC Long-Term Incentive Plan

On October 30, 2006, TCC amended the Performance Unit Award Agreements (the “Amended PUA Agreements”) under the TCC Long-Term Incentive Plan, dated August 9, 2006, held by each of E. Stevenson Belcher, William F. Concannon, James R. Groch, Matthew S. Khourie, Michael J. Lafitte, Derek R. McClain, Diane S. Paddison, T. Christpher Roth, John A. Stirek, and Robert E. Sulentic (each, a “Performance Unit Award Recipient”).  The amendment provides that the “Performance Targets” thereunder will be deemed to have been fully achieved if the Merger is consummated.

These amendments will terminate automatically upon the termination of the Merger Agreement.

The foregoing description of the Amended PUA Agreements does not purport to be complete and is qualified in its entirety by reference to the Amended PUA Agreements, a form of which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

First Amendment to Restricted Stock Award Agreements Under the TCC Long-Term Incentive Plan

On October 30, 2006, TCC amended the Restricted Stock Award Agreements (the “Amended Restricted Stock Agreements”) under the TCC Long-Term Incentive Plan, dated August 9, 2006 held by E. Stevenson Belcher, William F. Concannon, James R. Groch, Matthew S. Khourie, Michael J. Lafitte, Derek R. McClain, Diane S. Paddison, T. Christpher Roth, John A. Stirek, and Robert E. Sulentic (each, a “Restricted Stock Award Recipient”).  The amendment provides that the “Performance Requirements” under the agreements will be deemed to have been fully achieved if the Merger is consummated.

These amendments will terminate automatically upon the termination of the Merger Agreement.

The foregoing description of the Amended Restricted Stock Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Amended Restricted Stock Agreement, which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On October 31, 2006, TCC issued a press release announcing the signing of the Merger Agreement, a copy of which is furnished as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Title

10.1	Agreement and Plan of Merger, dated October 30, 2006, by and among TCC, CBRE, and Merger Sub.

10.2	Form of Voting Agreement, entered into on October 30, 2006, by and among TCC, CBRE, Merger Sub and each Voting Agreement Participant.

10.3	First Amendment to the TCC Severance Pay Policy, dated October 30, 2006.

10.4	The TCC 2006 Annual Principal Bonus Plan, dated October 30, 2006.

10.5	Form of First Amendment to Performance Unit Award Agreement under the TCC Long-Term Incentive Plan, entered into on October 30, 2006, by and between TCC and each Performance Unit Award Recipient.

10.6

Form of First Amendment to the Restricted Stock Award Agreement under the TCC Long-Term Incentive Plan, entered into on October 30, 2006, by and between TCC and each Restricted Stock Award Agreement Recipient.

99.1	Press release, dated October 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAMMELL CROW COMPANY

Date: October 31, 2006	By:	/s/ J. Christopher Kirk
J. Christopher Kirk
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Agreement and Plan of Merger, dated October 30, 2006, by and among TCC, CBRE, and Merger Sub.

10.2	Form of Voting Agreement, entered into on October 30, 2006, by and among TCC, CBRE, Merger Sub and each Voting Agreement Participant.

10.3	First Amendment to the TCC Severance Pay Policy, dated October 30, 2006.

10.4	The TCC 2006 Annual Principal Bonus Plan, dated October 30, 2006.

10.5	Form of First Amendment to Performance Unit Award Agreement under the TCC Long-Term Incentive Plan, entered into on October 30, 2006, by and between TCC and each Performance Unit Award Recipient.

10.6

Form of First Amendment to the Restricted Stock Award Agreement under the TCC Long-Term Incentive Plan, entered into on October 30, 2006, by and between TCC and each Restricted Stock Award Agreement Recipient.

99.1	Press release, dated October 31, 2006.